Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
April 30, 2025
CRC-NPRT3-0625
1.901066.115
U.S. Treasury Obligations - 9.2%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 7/17/2025 (c)	4.26	19,000,000	18,830,069
US Treasury Bills 0% 7/3/2025 (c)	4.19	7,800,000	7,742,738
TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,572,249)			26,572,807

Money Market Funds - 92.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $264,587,605)	4.33	264,541,878	264,594,786

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $291,159,854)	291,167,593
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(4,039,748)
NET ASSETS - 100.0%	287,127,845

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Contracts
CBOT Corn Contracts (United States)	578	Jul 2025	13,741,950	461,078	461,078
CBOT HRW Wheat Contracts (United States)	63	Jul 2025	1,671,863	(65,409)	(65,409)
CBOT Hard Red Winter Wheat Contracts (United States)	25	Dec 2025	710,313	(7,479)	(7,479)
CBOT KC HRW Wheat Contracts (United States)	59	Sep 2025	1,605,538	(151,643)	(151,643)
CBOT KC HRW Wheat Contracts (United States)	37	Jul 2025	979,575	(93,910)	(93,910)
CBOT Soybean Contracts (United States)	286	Jul 2025	14,936,350	67,859	67,859
CBOT Soybean Meal Contracts (United States)	209	Dec 2025	6,349,420	(403,670)	(403,670)
CBOT Soybean Meal Contracts (United States)	29	Jul 2025	864,200	(9,390)	(9,390)
CBOT Soybean Oil Contracts (United States)	64	Dec 2025	1,863,552	249,486	249,486
CBOT Soybean Oil Contracts (United States)	311	Jul 2025	9,137,802	320,199	320,199
CBOT Wheat Contracts (United States)	93	Sep 2025	2,534,250	(215,647)	(215,647)
CBOT Wheat Contracts (United States)	42	Dec 2025	1,193,325	(9,400)	(9,400)
CME Copper Contracts (United States)	53	Dec 2025	6,240,425	281,870	281,870
CME Gold Bullion Contracts (United States)	148	Jun 2025	48,916,880	4,647,810	4,647,810
CME Lean Hogs Contracts (United States)	76	Aug 2025	2,953,360	(68,397)	(68,397)
CME Lean Hogs Contracts (United States)	37	Oct 2025	1,215,080	(12,675)	(12,675)
CME Live Cattle Contracts (United States)	114	Aug 2025	9,304,680	(16,176)	(16,176)
CME Live Cattle Contracts (United States)	44	Oct 2025	3,554,320	87,582	87,582
CME Silver Bullion Contracts (United States)	82	Jul 2025	13,435,990	796,638	796,638
COMEX Copper Contracts (United States)	87	Jul 2025	9,998,450	(1,284,126)	(1,284,126)
ICE Brent Crude Contracts (United Kingdom)	327	Jul 2025	19,757,370	(1,165,866)	(1,165,866)
ICE Coffee Contracts (United States)	31	Dec 2025	4,463,419	330,989	330,989
ICE Coffee Contracts (United States)	56	Jul 2025	8,415,750	499,317	499,317
ICE Cotton No 2 Contracts (United States)	85	Dec 2025	2,881,075	(58,229)	(58,229)
ICE Cotton No 2 Contracts (United States)	43	Jul 2025	1,419,430	(1,689)	(1,689)
ICE Gas Oil Contracts (United Kingdom)	153	Jul 2025	8,876,700	(1,261,602)	(1,261,602)
ICE Sugar Contracts (United States)	121	Sep 2025	2,360,758	(10,780)	(10,780)
ICE Sugar No 11 Contracts (United States)	257	Jun 2025	4,965,240	(453,843)	(453,843)
LME Aluminum Contracts (United Kingdom)	250	May 2025	14,919,938	(1,498,460)	(1,498,460)
LME Aluminum Contracts (United Kingdom)	174	Jul 2025	10,434,084	(827,307)	(827,307)
LME Aluminum Contracts (United Kingdom)	62	Sep 2025	3,732,152	(338,855)	(338,855)
LME Aluminum Contracts (United Kingdom)	60	Nov 2025	3,634,635	33,214	33,214
LME Lead Contracts (United Kingdom)	56	May 2025	2,740,808	(99,864)	(99,864)
LME Lead Contracts (United Kingdom)	115	Jul 2025	5,635,086	(97,077)	(97,077)
LME Lead Contracts (United Kingdom)	31	Sep 2025	1,529,463	(57,277)	(57,277)
LME Lead Contracts (United Kingdom)	17	Nov 2025	844,688	33,294	33,294
LME Nickel Contracts (United Kingdom)	61	May 2025	5,588,813	(381,682)	(381,682)
LME Nickel Contracts (United Kingdom)	93	Jul 2025	8,592,469	(331,230)	(331,230)
LME Nickel Contracts (United Kingdom)	25	Sep 2025	2,330,523	(63,431)	(63,431)
LME Nickel Contracts (United Kingdom)	24	Nov 2025	2,257,318	117,993	117,993
LME Zinc Contracts (United Kingdom)	107	May 2025	6,875,392	(933,394)	(933,394)
LME Zinc Contracts (United Kingdom)	115	Jul 2025	7,436,303	(878,915)	(878,915)
LME Zinc Contracts (United Kingdom)	30	Sep 2025	1,951,005	(191,992)	(191,992)
LME Zinc Contracts (United Kingdom)	29	Nov 2025	1,893,222	(8,604)	(8,604)
NYMEX Gasoline RBOB Contracts (United States)	1	Aug 2025	80,703	(537)	(537)
NYMEX Gasoline RBOB Contracts (United States)	51	Jun 2025	4,263,836	(474,575)	(474,575)
NYMEX Gasoline RBOB Contracts (United States)	53	Oct 2025	3,838,204	(378,957)	(378,957)
NYMEX Heating Oil Contracts (United States)	87	Jun 2025	7,253,190	(847,164)	(847,164)
NYMEX Heating Oil Contracts (United States)	2	Dec 2025	170,817	(6)	(6)
NYMEX Natural Gas Contracts (United States)	475	Jun 2025	17,379,770	(697,155)	(697,155)
NYMEX Natural Gas Contracts (United States)	157	Aug 2025	5,869,660	(128,870)	(128,870)
NYMEX Natural Gas Contracts (United States)	6	Dec 2025	293,895	(18)	(18)
NYMEX WTI Crude Oil Contracts (United States)	302	Jun 2025	17,395,260	(3,295,661)	(3,295,661)

TOTAL PURCHASED					(8,893,633)

Sold

Commodity Contracts
LME Aluminum Contracts (United Kingdom)	250	May 2025	14,919,938	1,352,324	1,352,324
LME Aluminum Contracts (United Kingdom)	91	Jul 2025	5,456,906	285,477	285,477
LME Aluminum Contracts (United Kingdom)	62	Sep 2025	3,732,152	(33,465)	(33,465)
LME Lead Contracts (United Kingdom)	56	May 2025	2,740,808	140,558	140,558
LME Lead Contracts (United Kingdom)	32	Jul 2025	1,568,024	(36,796)	(36,796)
LME Lead Contracts (United Kingdom)	31	Sep 2025	1,529,463	(28,557)	(28,557)
LME Nickel Contracts (United Kingdom)	61	May 2025	5,588,813	306,514	306,514
LME Nickel Contracts (United Kingdom)	45	Jul 2025	4,157,646	(7,213)	(7,213)
LME Nickel Contracts (United Kingdom)	25	Sep 2025	2,330,523	(125,141)	(125,141)
LME Zinc Contracts (United Kingdom)	107	May 2025	6,875,392	1,136,892	1,136,892
LME Zinc Contracts (United Kingdom)	57	Jul 2025	3,685,820	232,176	232,176
LME Zinc Contracts (United Kingdom)	30	Sep 2025	1,951,005	17,172	17,172

TOTAL SOLD					3,239,941

TOTAL FUTURES CONTRACTS					(5,653,692)
The notional amount of futures purchased as a percentage of Net Assets is 118.9%
The notional amount of futures sold as a percentage of Net Assets is 19.0%

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $26,101,291.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	196,207,757	259,507,533	191,120,504	7,537,609	-	-	264,594,786	264,541,878	0.5%
Total	196,207,757	259,507,533	191,120,504	7,537,609	-	-	264,594,786

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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